GOF SA1 12/18

SUPPLEMENT DATED DECEMBER 28, 2018

TO THE CURRENTLY EFFECTIVE

STATEMENT OF ADDITIONAL INFORMATION

OF EACH OF THE FUNDS LISTED BELOW

Franklin Alternative Strategies Funds

Franklin K2 Alternative Strategies Fund

Franklin K2 Global Macro Opportunities Fund

Franklin K2 Long Short Credit Fund

Franklin Pelagos Commodities Strategy Fund

Franklin California Tax-Free Income Fund

Franklin California Tax-Free Trust

Franklin California Intermediate-Term Tax-Free Income Fund

Franklin California Ultra-Short Tax-Free Income Fund

Franklin Custodian Funds

Franklin DynaTech Fund

Franklin Focused Growth Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

Franklin Federal Tax-Free Income Fund

Franklin Fund Allocator Series

Franklin Corefolio Allocation Fund

Franklin Founding Funds Allocation Fund

Franklin LifeSmart™ Retirement Income Fund

Franklin LifeSmart™ 2020 Retirement Target Fund

Franklin LifeSmart™ 2025 Retirement Target Fund

Franklin LifeSmart™ 2030 Retirement Target Fund

Franklin LifeSmart™ 2035 Retirement Target Fund

Franklin LifeSmart™ 2040 Retirement Target Fund

Franklin LifeSmart™ 2045 Retirement Target Fund

Franklin LifeSmart™ 2050 Retirement Target Fund

Franklin LifeSmart™ 2055 Retirement Target Fund

Franklin Conservative Allocation Fund

Franklin Moderate Allocation Fund

Franklin Growth Allocation Fund

Franklin NextStep Conservative Fund

Franklin NextStep Moderate Fund

Franklin NextStep Growth Fund

Franklin Payout 2018 Fund

Franklin Payout 2019 Fund

Franklin Payout 2020 Fund

Franklin Payout 2021 Fund

Franklin Payout 2022 Fund

Franklin Global Trust

Franklin Emerging Markets Debt Opportunities Fund

Franklin Global Listed Infrastructure Fund

Franklin International Growth Fund

Franklin International Small Cap Growth Fund

Franklin Gold and Precious Metals Fund

Franklin High Income Trust

Franklin High Income Fund

Franklin Investors Securities Trust

Franklin Adjustable U.S. Government Securities Fund

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Real Return Fund

Franklin Total Return Fund

Franklin Managed Trust

Franklin Rising Dividends Fund

Franklin Municipal Securities Trust

Franklin California High Yield Municipal Fund

Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Funds

Franklin Mutual Beacon Fund

Franklin Mutual European Fund

Franklin Mutual Financial Services Fund

Franklin Mutual Global Discovery Fund

Franklin Mutual International Fund

Franklin Mutual Quest Fund

Franklin Mutual Shares Fund

Franklin New York Tax-Free Income Fund

Franklin New York Tax-Free Trust

Franklin New York Intermediate-Term Tax-Free Income Fund

Franklin Strategic Mortgage Portfolio

Franklin Strategic Series

Franklin Biotechnology Discovery Fund

Franklin Flexible Alpha Bond Fund

Franklin Growth Opportunities Fund

Franklin Natural Resources Fund

Franklin Select U.S. Equity Fund

Franklin Small Cap Growth Fund

Franklin Small-Mid Cap Growth Fund

Franklin Strategic Income Fund

Franklin Real Estate Securities Trust

Franklin Real Estate Securities Fund

Franklin Tax-Free Trust

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Michigan Tax-Free Income Fund

Franklin Minnesota Tax-Free Income Fund

Franklin Ohio Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund

Franklin Templeton Global Trust

Templeton Global Currency Fund

Franklin Templeton International Trust

Franklin India Growth Fund

Franklin Templeton Money Fund Trust

Franklin Templeton U.S. Government Money Fund

Franklin U.S. Government Money Fund

Franklin Value Investors Trust

Franklin Balance Sheet Investment Fund

Franklin MicroCap Value Fund

Franklin Small Cap Value Fund

Institutional Fiduciary Trust

Money Market Portfolio

Templeton Developing Markets Trust

Templeton Global Investment Trust

Templeton Dynamic Equity Fund

Templeton Emerging Markets Balanced Fund

Templeton Emerging Markets Small Cap Fund

Templeton Frontier Markets Fund

Templeton Global Balanced Fund

Templeton Income Trust

Templeton Emerging Markets Bond Fund

Templeton Global Bond Fund

Templeton Global Total Return Fund

Templeton International Bond Fund

Templeton Institutional Funds

Foreign Smaller Companies Series

Global Equity Series

International Equity Series

I.  For Franklin Conservative Allocation Fund, Franklin Moderate Allocation Fund and Franklin Growth Allocation Fund, the eighth paragraph under the section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks” is replaced with the following:

With the exception of the Global Equity Series, Franklin Emerging Market Debt Opportunities Fund and the Franklin Templeton ETFs, the Fund invests in Class R6 shares of the underlying funds to the extent such shares are offered by an underlying fund. If Class R6 shares are not offered by an underlying fund, the Fund invests in the underlying fund’s Advisor Class of shares. For the Global Equity Series, Franklin Emerging Market Debt Opportunities Fund and the Franklin Templeton ETFs, the Fund invests in the only class of shares offered for such funds. The Fund will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds. If the Fund redeems its shares of an underlying mutual fund, the underlying fund may elect to redeem the Fund’s shares in-kind. In this case, the Fund may incur transaction costs upon the sale of such securities or other assets received in the distribution.

II.  For Franklin LifeSmart™ Retirement Income Fund, Franklin LifeSmart™ 2020 Retirement Target Fund, Franklin LifeSmart™ 2025 Retirement Target Fund, Franklin LifeSmart™ 2030 Retirement Target Fund, Franklin LifeSmart™ 2035 Retirement Target Fund, Franklin LifeSmart™ 2040 Retirement Target Fund, Franklin LifeSmart™ 2045 Retirement Target Fund, Franklin LifeSmart™ 2050 Retirement Target Fund and Franklin LifeSmart™ 2055 Retirement Target Fund, the ninth paragraph under the section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks” is replaced with the following:

With the exception of the Global Equity Series, Franklin Emerging Market Debt Opportunities Fund and the Franklin Templeton ETFs, the Fund invests in Class R6 shares of the underlying funds to the extent such shares are offered by an underlying fund. If Class R6 shares are not offered by an underlying fund, the Fund invests in the underlying fund’s Advisor Class of shares. For the Global Equity Series, Franklin Emerging Market Debt Opportunities Fund and the Franklin Templeton ETFs, the Fund invests in the only class of shares offered for such funds. The Fund will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in any of the underlying funds. If the Fund redeems its shares of an underlying mutual fund, the underlying fund may elect to redeem the Fund’s shares in-kind. In this case, the Fund may incur transaction costs upon the sale of such securities or other assets received in the distribution.

III.  For each Fund that currently has a non-fundamental restriction that limits investments in illiquid securities to a specific percentage of the Fund’s assets, the Board recently approved the elimination of such non-fundamental restrictions in light of new liquidity rules.  Therefore, all such non-fundamental restrictions relating to illiquid securities are removed.

IV.  For all applicable Funds, the section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Corporate Loans, Assignments and Participations – Negotiation and administration of loans” is replaced with the following:

Negotiation and administration of loans.  Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders and other investors. This means that the lenders and other investors, which may include other Franklin Templeton funds and accounts, participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders and other investors often consists of commercial banks, thrift institutions, insurance companies, finance companies, other financial institutions, or in some cases other investors, including investment companies such as the Fund. Typically, the Fund will not act as the sole negotiator or sole investor for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders and other investors; this lender is referred to as the Agent Bank.

V.  For all Funds, the section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Illiquid securities” is replaced with the following:

Illiquid securities  Generally, an “illiquid security” or “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments generally include investments for which no market exists or which are legally restricted as to their transfer (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws). Restricted securities are generally sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (1933 Act). If registration of a security previously acquired in a private transaction is required, the Fund, as the holder of the security, may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it will be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. To the extent it is determined that there is a liquid institutional or other market for certain restricted securities, the Fund would consider them to be liquid securities. An example is a restricted security that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. Rule 144A securities may be subject, however, to a greater possibility of becoming illiquid than securities that have been registered with the SEC.

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The following factors may be taken into account in determining whether a restricted security is properly considered a liquid security: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) any dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., any demand, put or tender features, the method of soliciting offers, the mechanics and other requirements for transfer, and the ability to assign or offset the rights and obligations of the security). The nature of the security and its trading includes the time needed to sell the security, the method of soliciting offers to purchase or sell the security, and the mechanics of transferring the security including the role of parties such as foreign or U.S. custodians, subcustodians, currency exchange brokers, and depositories.

The sale of illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of investments eligible for trading on national securities exchanges or in the over-the-counter (OTC) markets. Illiquid investments often sell at a price lower than similar investments that are not subject to restrictions on resale.

The risk to the Fund in holding illiquid investments is that they may be more difficult to sell if the Fund wants to dispose of the investment in response to adverse developments or in order to raise money for redemptions or other investment opportunities. Illiquid trading conditions may also make it more difficult for the Fund to realize an investment's fair value.

The Fund may also be unable to achieve its desired level of exposure to a certain investment, issuer, or sector due to overall limitations on its ability to invest in illiquid investments and the difficulty in purchasing such investments.

If illiquid investments exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid investments to or below 15% of its net assets within a reasonable period of time, and, effective December 1, 2018, will notify the Trust’s Board of Trustees and make the required filings with the SEC in accordance with Rule 22e-4 under the 1940 Act. Because illiquid investments may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid investments while their price depreciates. Depreciation in the price of illiquid investments may cause the net asset value of a Fund to decline.

VI.  For all Funds, the following is added to the section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks:”

Interfund lending program.  Pursuant to an exemptive order granted by the SEC (Lending Order), the Fund has the ability to lend money to, and borrow money from, other Franklin Templeton funds for temporary purposes (Interfund Lending Program) pursuant to a master interfund lending agreement (Interfund Loan).  Lending and borrowing through the Interfund Lending Program provides the borrowing fund with a lower interest rate than it would have paid if it borrowed money from a bank, and provides the lending fund with an alternative short-term investment with a higher rate of return than other available short-term investments.  All Interfund Loans would consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments.   The Fund may only participate in the Interfund Lending Program to the extent permitted by its investment goal(s), policies and restrictions and only subject to meeting the conditions of the Lending Order.

The limitations of the Interfund Lending Program are described below and these and the other conditions of the Lending Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending and borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one business day’s notice, in which case the borrowing fund may have to utilize a line of credit, which would likely involve higher rates, seek an Interfund Loan from another fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending fund or force the lending fund to borrow or liquidate securities to meet its liquidity needs.

Under the Interfund Lending Program, the Fund may borrow on an unsecured basis through the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another fund, the Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Fund’s total outstanding borrowings immediately after an Interfund Loan exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. The Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after such borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions.

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If the Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default by the Fund occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call would be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.

In addition, no fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to obtain cash sufficient to repay such Interfund Loan, either through the sale of portfolio securities or the net sales of the fund’s shares, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund.

VII.  For Franklin Total Return Fund, Franklin Low Duration Total Return Fund, Franklin Strategic Income Fund, Franklin Flexible Alpha Bond Fund and Franklin High Income Fund, the section “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Marketplace Loans” is replaced with the following:

Marketplace loans   Marketplace loans are originated through online platforms that provide a marketplace for lending and match consumers, small and mid-sized enterprises or companies (SMEs) and other borrowers seeking loans with investors that are willing to provide the funding for such loans (Marketplace Loans).  The Fund may invest in marketplace lending instruments through a combination of: (i) investing in whole Marketplace Loans through the purchase of whole loans either individually or in aggregations; (ii) investing in notes or other pass-through obligations issued by a platform representing the right to receive the principal and interest payments on a Marketplace Loan (or fractional portions thereof) originated through the platform (“Pass-Through Notes”); (iii) purchasing asset-backed securities representing ownership in a pool of Marketplace Loans; and (iv) investing in public or private investment funds that purchase Marketplace Loans.

Marketplace loan borrowers may seek loans for a variety of different purposes (e.g., loans for education, loans to fund elective medical procedures or loans for franchise financing). The procedures through which borrowers obtain loans can vary between platforms, and between the types of loans (e.g., consumer versus SME).  Marketplace lending is often referred to as “peer to peer” lending because of the industry’s initial focus on individual investors and consumer loan borrowers. However, since its inception, the industry has grown to include substantial involvement by institutional investors.

In the case of consumer platforms, prospective borrowers must disclose or otherwise make available to the platform operator certain financial and other information including, for example, the borrower’s credit score (as determined by a credit reporting agency), income, debt-to-income ratio, credit utilization, employment status, homeownership status, number of existing credit lines, intended use of funds, and the number and/or amount of recent payment defaults and delinquencies, certain of which information is then made available to prospective lenders. The borrower must satisfy the minimum eligibility requirements set by the platform operator. The platform operator uses the information provided by the borrower (along with other relevant data such as the characteristics of the loan) to assign its own credit rating (in the case of most consumer platforms) and the interest rate for the requested loan.

Lenders may select which loans to fund based on such borrower provided information and platform-assigned credit rating (to the extent one is assigned) and the yield to the lender. The yield to the lender is the fixed interest rate assigned by the platform to the loan net of any fees charged by the platform, including servicing fees. Such servicing fees cover services such as screening borrowers for their eligibility, managing the supply and demand of the marketplace, and facilitating payments and debt collection, among other things. A typical servicing fee charged to the lender is 1% of the outstanding loan balance. Platforms may also charge borrowers an origination fee, which is typically 1% to 5% of the loan balance. The platforms may set limits as to the maximum dollar amount that may be requested by a borrower (whether through one or multiple loans) and the minimum dollar amount that a lender must provide under each loan. The loans originated through the online consumer lending platforms typically have a fixed term ranging between six months and five years in principal amounts with a minimum (e.g., $1,000) and maximum (e.g., $100,000), and typically amortize through equal monthly payments to their maturity dates.

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The Fund only enters into arrangements with platforms that have provided the Fund with a written commitment to deliver or cause to be delivered individual loan-level data.  The Fund will not enter into arrangements with platforms where the investment manager, in its judgment, believes that it will not reasonably be able to evaluate the completeness and accuracy of the individual loan data provided by the platform relevant to the existence and valuation of the loans purchased and utilized in the accounting of the loans.

In the United States, platforms are subject to extensive regulation, oversight and examination at the federal, state and local level, and across multiple jurisdictions if they operate their business nationwide. Accordingly, platforms are generally subject to various securities, lending, licensing and consumer protection laws. Most states limit by statute the maximum rate of interest that lenders may charge on consumer loans. A limited number of states also may have interest rate caps for certain commercial loans. The maximum permitted interest rate can vary substantially between states. Some states impose a fixed maximum rate while others link the maximum rate to a floating rate index. Some platforms obtain state lending licenses and lend directly to borrowers. Other platform operators through a contractual relationship with a bank purchase bank originated loans. In this model, an operator of a platform may be able to (through existing law and legal interpretations) be the beneficiary of the federal preemption available to federally insured banks that preempt the state laws and usury rates applicable under the various state laws where borrowers reside.

Marketplace Pass-Through Notes.  The operator of a platform may purchase a loan from a funding bank at par using the funds of multiple lenders and then issue to each such lender at par a Pass-Through Note of the operator (or an affiliate of the operator) representing the right to receive the lender’s proportionate share of all principal and interest payments received by the operator from the borrower on the loan funded by such lender (net of the platform servicing fees).  Alternatively, certain operators (including most SME lenders) do not engage funding banks but instead extend their loans directly to the borrowers.  These lenders similarly may sell Pass-Through Notes backed by individual loans. The platform operator typically will service the loans it originates and will maintain a separate segregated deposit account into which it will deposit all payments received from the obligors on the loans.  Upon identification of the proceeds received with respect to a loan and deduction of applicable fees, the platform operator forwards the amounts owed to the lenders or the holders of any related Pass-Through Notes, as applicable.  A platform operator is not obligated to make any payments due on a Pass-Through Note (except to the extent that the operator actually receives payments from the borrower on the related loan).  Accordingly, lenders and investors assume all of the credit risk on the loans they fund through a Pass-Through Note purchased from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan.

Marketplace Loan Asset-Backed Securities.  The Fund may also invest in Marketplace Loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (a practice known as securitization).  The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform.  The SPV may issue multiple classes of asset-backed securities with different levels of seniority.  The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities.  Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates.  The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.  The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool.  The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated  rate of prepayment of the underlying assets.

Public or Private Investment Funds. The Fund may invest in public or private investment funds that invest in Marketplace Loans. As an investor in an investment fund, the Fund would hold an indirect interest in a pool of Marketplace Loans and would receive distributions on its interest in accordance with the fund’s governing documents. This structure is intended to create diversification and to reduce operator credit risk for the investors in the investment fund by enabling them to invest indirectly in Marketplace Loans through the public or private investment fund rather than directly from the operator of the platform.  The Fund, as a holder of securities issued by public or private investment funds, will bear its pro rata portion of such funds’ expenses.  These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.

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Risks of marketplace loans generally. Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, interest rate, credit, liquidity, high yield debt, market and income risks. Marketplace Loans generally are not rated by rating agencies and constitute a highly risky and speculative investment. There can be no assurance that payments due on underlying Marketplace Loans will be made. A platform operator is not obligated to make any payments due on a Marketplace Loan except to the extent that the operator actually receives payments from the borrower on the related loan. Accordingly, lenders and investors assume all of the credit risk on the loans they fund or purchase from a platform operator and are not entitled to recover any deficiency of principal or interest from the platform operator if the underlying borrower defaults on its payments due with respect to a loan. A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third-party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. In addition, a platform operator is generally not required to repurchase Marketplace Loans from a lender or purchaser except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by a purchaser of whole loans.

To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan. Marketplace Loans are obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise collection remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower.

Borrower credit risk. Certain of the Marketplace Loans in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, or SMEs that are unable to effectively access public equity or debt markets, as a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or an impaired credit record, which may include, for example in the case of consumers, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Marketplace Loans may be significantly higher than those experienced by financial products arising from traditional sources of lending. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. Borrowers may seek protection under federal bankruptcy law or similar laws. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

Pass-Through Notes Risk. As pass-through notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can be no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all of the risks associated with an operator insolvency. In addition, pass-through notes are non-recourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments. There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Marketplace Lending instruments. Because a Fund committed to an investment in Pass-Through Notes does not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

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Fraud risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. For example, a borrower may have supplied false or inaccurate information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. A platform may have the exclusive right and ability to investigate claims of borrower identity theft, which creates a conflict of interest. If a platform determines that verifiable identity theft has occurred, it may be required to repurchase the loan or indemnify the Fund. Alternatively, if the platform denies a claim of identity theft, it would not be required to repurchase the loan or indemnify the Fund.

Information provided to the platform regarding the loans and the borrowers’ credit information may be incomplete, inaccurate, out of date or fraudulent and a platform’s resources and technologies to verify information and prevent fraud may be insufficient. Investments in Marketplace Loans may be adversely affected if the platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans. The Fund intends to have a backup servicer in case any platform or third-party servicer ceases or fails to perform the servicing functions, which the Fund expects will mitigate some of the risks associated with a reliance on platforms or third-party servicers for servicing of the Marketplace Loans.

Servicer Risk. The Fund’s investments in Marketplace Loans could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund.

Platform provided credit information risk. The investment manager is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting Marketplace Loans for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it. Borrower information on which platforms and lenders may rely may be outdated. In addition, certain information that the investment manager would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the investment manager may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed.

Liquidity risk. Investors that acquire Marketplace Loans directly from platforms must generally hold their loans through maturity in order to recoup their entire principal. No Marketplace Loans currently being offered have been registered with the U.S. Securities and Exchange Commission. In addition, Marketplace Loans are not listed on any securities exchange (although secondary market trading in pass-through notes issued by one platform does occur on one electronic “alternative trading system”). An active secondary market for Marketplace Loans does not currently exist and an active market for the Marketplace Loans may not develop in the future. Accordingly, it may be difficult for the Fund to sell an investment in Marketplace Loans at the price which the Fund believes the loan should be valued. The Fund typically considers its investments in Marketplace Loans to be illiquid for purposes of its limitation on illiquid investments.

Platform risk. To the extent that the Fund invests in Marketplace Loans, it will be dependent on the continued success of the platforms that originate such loans. The Fund materially depends on such platforms for loan data and the origination, sourcing and servicing of Marketplace Loans and on the platform’s ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower.

Regulatory and judicial risks. The platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. The federal and state consumer protection laws generally (i) require lenders to provide consumers with specified disclosures regarding the terms of the loans and/or impose substantive restrictions on the terms on which loans are made; (ii) prohibit lenders from discriminating against consumers on the basis of certain protected classes; and (iii) restrict the actions that a lender or debt collector can take to realize on delinquent or defaulted loans. Marketplace lending industry participants, including platforms, may be subject in certain cases to increased risk of litigation alleging violations of federal and state laws and regulations. In addition, courts have recently considered the regulatory environment applicable to marketplace lending platforms and purchasers of Marketplace Loans. In light of recent decisions, if upheld and widely applied, certain marketplace lending platforms could be required to restructure their operations and certain loans previously made by them through funding banks may not be enforceable, whether in whole or in part, by investors holding such loans or such loans could be subject to reduced returns and/or the platform subject to fines and penalties. As a result, Marketplace Loans purchased by the Fund could become unenforceable, thereby causing losses for shareholders.

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State Usury Law Risks.  Different platforms employ different business models, resulting in regulatory uncertainty with respect to marketplace lending investments. For example, a platform that underwrites loans from a particular state to make loans to consumers or companies across the United States is required to comply with that state’s licensing requirements and applicable usury or maximum interest rate limitations. However, other states could also seek to regulate the platform (or the Fund as a lender under the platform) on the basis that loans were made to consumers or companies located in such other states. In that case, loans made to borrowers in those other states could be subject to various state usury laws, which in turn could limit revenues for the Fund. Moreover, the platform (or the Fund) could also be subject to such states’ licensing requirements.

Other platforms may follow a different model whereby all loans sourced by the platform are made through a bank. The bank may work jointly with the platform to act as the issuer, i.e., the “true lender,” of the platform’s loans. However, if challenged, courts may instead decide that the platform (or the Fund as a lender under the platform) is the true lender of the loans. Courts have applied differing interpretations when determining which party is the true lender. The resulting uncertainty may increase the possibility of claims brought against the platforms by borrowers seeking to void their loans or subject the platforms to increased regulatory scrutiny and enforcement actions. To the extent that either the platform or the Fund is deemed to be the true lender in any jurisdiction instead of the funding bank (whether determined by a regulatory agency at the state or federal level or by court decision), loans made to borrowers in that jurisdiction would be subject to the usury laws of such jurisdiction and existing loans may be unenforceable, and the platform and/or the Fund could be subject to additional regulatory requirements as well as any penalties and fines.

VIII.  The section “Transaction support payment” under “Buying and Selling Shares – Initial sales charges” is replaced with the following:”

Transaction support payments. The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary. Other payments may include ancillary services such as set-up, ongoing support, and assistance with a financial intermediary’s mutual fund trading system.

Please keep this supplement with your statement of additional information for future reference.